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                                                                   Exhibit 10.14

                                                                    INTER-OFFICE
                                                                      MEMORANDUM
To:       DUANE LAMMERS

From:     PERRY A. SOOK

Date:     FEBRUARY 9, 2001

Subject:  ADDENDUM TO EMPLOYMENT AGREEMENT
          --------------------------------

cc:       SHIRLEY GREEN/ JOHN KUEHN/ NATALIE SILVER (KIRKLAND & ELLIS)

===============================================================================

This memorandum will serve as an addendum to your employment agreement with Nexstar Broadcasting dated January 5, 1998.

1.      Your title will be changed to Executive Vice-President.

2. The term of your employment agreement shall be extended through December 31, 2003.

3.      Your base salary shall be as follows:

        January 1, 2001 - December 31, 2001         $185,000
        January 1, 2002 - December 31, 2002         $200,000
        January 1, 2003 - December 31, 2003         $205,000

4.      Your target bonus for each fiscal year shall be as follows:


        After the 2001 fiscal year                  $45,000
        After the 2002 fiscal year                  $50,000
        After the 2003 fiscal year                  $55,000

All other terms and conditions of your employment agreement shall remain in full force and effect. Please evidence your acknowledgement and agreement with the above listed terms and conditions by signing below:


Congratulations.


Sincerely,                       Accepted and Agreed


/s/ Perry A. Sook               /s/ Duane Lammers
                                ---------------------------------
Perry A. Sook                   Duane Lammers
President/CEO                   Executive Vice-President


                      [Nexstar Broadcasting Group, Inc.]

        200 Abington Executive Park, Suite 201 Clarke Summit, PA 18411
                       (570) 586-5400 fax (570) 586-8745